Exhibit 24.1

LIMITED POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that I, Samuel H. Armacost, a member of the Board of Directors of Callaway Golf Company, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Brian P. Lynch and Sarah E. Kim, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

    I have executed this Limited Power of Attorney effective as of February 17, 2021.

/s/ Samuel H. Armacost
Samuel H. Armacost

LIMITED POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that I, Scott H. Baxter, a member of the Board of Directors of Callaway Golf Company, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Brian P. Lynch and Sarah E. Kim, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

    I have executed this Limited Power of Attorney effective as of February 19, 2021.

/s/ Scott H. Baxter
Scott H. Baxter

LIMITED POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that I, John C. Cushman, III, a member of the Board of Directors of Callaway Golf Company, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Brian P. Lynch and Sarah E. Kim, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

    I have executed this Limited Power of Attorney effective as of February 17, 2021.

/s/ John C. Cushman, III
John C. Cushman, III

LIMITED POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that I, Laura J. Flanagan, a member of the Board of Directors of Callaway Golf Company, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Brian P. Lynch and Sarah E. Kim, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

    I have executed this Limited Power of Attorney effective as of February 18, 2021.

/s/ Laura J. Flanagan
Laura J. Flanagan

LIMITED POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that I, Russell L. Fleischer, a member of the Board of Directors of Callaway Golf Company, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Brian P. Lynch and Sarah E. Kim, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

    I have executed this Limited Power of Attorney effective as of February 19, 2021.

/s/ Russell L. Fleischer
Russell L. Fleischer

LIMITED POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that I, John F. Lundgren, a member of the Board of Directors of Callaway Golf Company, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Brian P. Lynch and Sarah E. Kim, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

    I have executed this Limited Power of Attorney effective as of February 17, 2021.

/s/ John F. Lundgren
John F. Lundgren

LIMITED POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that I, Adebayo O. Ogunlesi, a member of the Board of Directors of Callaway Golf Company, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Brian P. Lynch and Sarah E. Kim, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

    I have executed this Limited Power of Attorney effective as of February 22, 2021.

/s/ Adebayo O. Ogunlesi
Adebayo O. Ogunlesi

LIMITED POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that I, Linda B. Segre, a member of the Board of Directors of Callaway Golf Company, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Brian P. Lynch and Sarah E. Kim, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

    I have executed this Limited Power of Attorney effective as of February 18, 2021.

/s/ Linda B. Segre
Linda B. Segre

LIMITED POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that I, Anthony S. Thornley, a member of the Board of Directors of Callaway Golf Company, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Brian P. Lynch and Sarah E. Kim, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

    I have executed this Limited Power of Attorney effective as of February 22, 2021.

/s/ Anthony S. Thornley
Anthony S. Thornley